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                     DANIELSON HOLDING CORPORATION ANNOUNCES
                     SELECTION OF INTERIM PRESIDENT AND CEO

CHICAGO, IL - APRIL 27, 2004 - Danielson Holding Corporation (AMEX:DHC) today announced that Jeffrey R. Horowitz, 54, has been named the Company's interim President and Chief Executive Officer, succeeding Samuel Zell as the Company's President and Chief Executive Officer. Mr. Zell currently remains as Chairman of the Company's Board of Directors. Mr. Zell had previously announced his intention to step down from these positions before the end of the year.

Mr. Horowitz previously served as Senior Vice President, General Counsel and Secretary of Covanta Energy Corporation prior to its acquisition by the Company.

Mr. Zell stated that "I have complete confidence in Jeff and his ability to coordinate the integration of Danielson and Covanta, a business with which Jeff is very familiar. Jeff's appointment will also allow Covanta CEO, Tony Orlando, to focus all of his efforts on the management and strategic planning of Covanta in this critical period following its emergence from bankruptcy. Jeff will also be active in assisting the Danielson Board in choosing a permanent CEO."

"I am excited about the opportunity," noted Mr. Horowitz, "and I look forward to working with Danielson to commence its previously announced rights offering in the second quarter and continuing to work with Covanta's outstanding management team as we integrate Covanta with the Danielson organization."

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in the energy, financial services and specialty insurance business through its subsidiaries. Danielson's charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson's common stock without its prior consent.

Danielson recently acquired Covanta Energy Corporation, an internationally recognized owner and operator of waste to energy power generation projects. Covanta's waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. Covanta also operates water and wastewater treatment facilities.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DANIELSON HOLDING CORPORATION OR ANY OF ITS AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. ANY SUCH OFFER OR SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

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CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Danielson cautions investors that any forward-looking statements made by Danielson are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson and Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of Danielson's Annual Report on Form 10-K for the year ended December 31, 2003 and in other securities filings by Danielson or Covanta. Although Danielson and Covanta believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Danielson's and Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither Danielson nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

For more information generally, please contact:

FOR DANIELSON HOLDING CORPORATION
Doreen Lubeck
Danielson Holding Corporation
(312) 466-4030